F I N A N C I A L R E S U L T S Second Quarter 2007 J U L Y 1 8, 2 0 0 7

2Q07 Managed Results1 $ in millions 1 Managed basis presents revenue and credit costs without the effect of credit card securitizations. All references to credit costs refer to managed provision for credit losses 2 Includes merger costs of $64mm in 2Q07, $62mm in 1Q07 and $86mm in 2Q06 3 On October 1, 2006, the Firm completed the exchange of selected corporate trust businesses including trustee, paying agent, loan agency and document management services for the consumer, business banking and middle-market banking businesses of The Bank of New York. The results of operations of these corporate trust businesses are reported as discontinued operations for each of the prior periods presented 4 Actual numbers for all periods, not over/under 5 See note 1 on slide 14

$ in millions 1 Actual numbers for all periods, not over/under 2 Ratio is calculated excluding effect of SFAS 123R 3 Average Trading and Credit Portfolio VAR 4 Source: Thomson Financial YTD June 30, 2007 Investment Bank Net income of $1.2B on revenue of $5.8B ROE of 23% Record IB fees of $1.9B up 39% YoY driven by record advisory, strong debt underwriting, and record equity underwriting Excellent YTD league table results: #1 in Global Equity and Equity-Related4 #1 in Global Syndicated Loans4 #2 in Global Long-Term Debt4 #4 in Global Announced M&A4 Fixed Income Markets up 15% YoY reflecting strong results across most products, partially offset by lower revenues in commodities versus a strong 2Q06; results down 6% versus a record 1Q07 Equity Markets up 115% YoY benefiting from strong global derivatives and cash equities performance; results down 19% versus a record 1Q07 Credit costs were driven by an increase in the allowance for credit losses Expense up 25% YoY primarily due to higher performance-based compensation

Key Statistics1 ($ in billions) Retail Financial Services - Drivers 1 Actual numbers for all periods, not over/under 2 Does not include held-for-sale loans 3 Reflects primarily subprime mortgage loans owned. $19.4B of prime mortgage loans were transferred to Corporate on 1/1/07 Average deposits up 4% (excluding BNY) YoY and up 1% QoQ Home equity originations up 4% YoY; mortgage loan originations up 41% Branch production statistics YoY Checking accounts up 14% Credit card sales down 7% Mortgage loan originations up 53% Investment sales up 39% 30 new branches were opened during the quarter 3rd party mortgage loans serviced up 15% YoY

Retail Financial Services $ in millions 1 As a result of the adoption of SFAS 159 ("Fair Value Option") in the first quarter of 2007 certain loan origination costs have been reclassified to expense (previously netted against revenue) 2 Actual numbers for all periods, not over/under Net income of $785mm down 10% YoY and down 9% QoQ Revenue growth of 15% YoY reflects: Higher mortgage originations1 and increased servicing Higher deposit-related fees Higher deposit balances 2Q06 results included Insurance but not BNY Credit costs higher due to $329mm addition to home equity allowance Expense1 growth of 10% YoY reflecting: Higher production-related expense Continued investments in retail distribution

Home Equity Line 1 Line 2 Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0128 2/1/2005 0.0126 3/1/2005 0.0115 4/1/2005 0.0111 5/1/2005 0.0108 6/1/2005 0.0111 7/1/2005 0.0116 8/1/2005 0.0112 9/1/2005 0.0115 10/1/2005 0.012 11/1/2005 0.0126 12/1/2005 0.0128 1/6/2006 0.0124 2/6/2006 0.0119 3/6/2006 0.011 4/6/2006 0.0112 5/6/2006 0.0109 6/6/2006 0.0109 7/6/2006 0.0109 8/6/2006 0.011 9/6/2006 0.0116 10/1/2006 0.0112 11/1/2006 0.0117 12/1/2006 0.0126 1/1/2007 0.0128 2/1/2007 0.0126 3/1/2007 0.0121 4/1/2007 0.012 5/1/2007 0.0119 6/1/2007 0.0122 JPMC 30-day delinquency trend Key statistics Increased charge-offs driven by weak housing prices in select geographic areas for high-LTV loans, especially those originated through the wholesale channel Increase of $329mm in allowance for loan losses contemplates increase of approximately 25 bps in home equity net charge-off rate from current level Further tightened underwriting standards and adjusted pricing for elevated risk Lower CLTV maximums Reduced stated income Raised minimum FICO score requirements Increased intensity of loss mitigation efforts to assist customers and proactively manage risk Comments on home equity portfolio

Subprime Mortgage JPMC 30-day delinquency trend1 Key statistics 1 Delinquency rates exclude government guaranteed mortgages. Includes loans transferred to Corporate in January 2007 Comments on subprime mortgage portfolio Portfolio performance is consistent with 1Q07 expectations Majority of current quarter's origination was designated for sale $3.0B of subprime loan origination was sold in 2Q07 Selling or retaining future production will be a dynamic economic decision 2 Excludes mortgage loans held in the Community Development loan portfolio Subprime Prime Line 3 Line 4 Line 5 Line 6 Line 7 Line 8 Line 9 Line 10 Line 11 Line 12 Line 13 Line 14 Line 15 Line 16 1/1/2005 0.0209 0.0087 2/1/2005 0.0245 0.0088 3/1/2005 0.0228 0.0081 4/1/2005 0.022 0.0077 5/1/2005 0.0211 0.0076 6/1/2005 0.0215 0.0076 7/1/2005 0.0242 0.0062 8/1/2005 0.0246 0.0062 9/1/2005 0.0248 0.0057 10/1/2005 0.0287 0.0067 11/1/2005 0.0325 0.0076 12/1/2005 0.0338 0.0077 1/6/2006 0.0343 0.0077 2/6/2006 0.035 0.0078 3/6/2006 0.031 0.0073 4/6/2006 0.0314 0.0069 5/6/2006 0.0325 0.0063 6/6/2006 0.0344 0.0066 7/6/2006 0.0375 0.0065 8/6/2006 0.0394 0.0067 9/6/2006 0.0448 0.0069 10/1/2006 0.0441 0.0069 11/1/2006 0.0557 0.0074 12/1/2006 0.0727 0.0074 1/1/2007 0.0768 0.0074 2/1/2007 0.0765 0.0076 3/1/2007 0.0834 0.0087 4/7/2007 0.0823 0.0086 5/7/2007 0.098 0.0089 6/7/2007 0.1045 0.0102

$ in millions Card Services (Managed) 1 Includes the elimination of certain over-limit fees and the two-cycle billing method for calculating finance charges 2 Actual numbers for all periods, not over/under Net income of $759mm down 13% YoY ROE of 22% Avg outstandings of $147B up 7% YoY and down 1% QoQ Charge volume increased 4% YoY, impacted by reduced balance transfers, which reflect more targeted marketing efforts Revenue up 1% YoY driven by: Higher level of fee-based revenue, higher loan balances and increased interchange income Offset by higher partner payments and rewards expense, a discontinuation of certain billing practices1 in the quarter, higher revenue reversals related to increased charge-offs and increased cost of funds on growth in introductory and transactor balances Revenue up 1% QoQ driven by: Increased interchange income Offset by a discontinuation of certain billing practices1 in the quarter, higher partner payments and increased rewards expense Credit costs up 8% from 1Q, reflecting absence of $85mm reduction in allowance; credit quality remains stable Expense down 5% YoY driven by lower marketing expense

$ in millions 1 Actual numbers for all periods, not over/under 2 Includes deposits and deposits swept to on-balance sheet liabilities Commercial Banking Net income of $284mm flat YoY as higher net revenue was offset by higher provision for credit losses Liability balances up 16% YoY and loans up 14% YoY due to organic growth and BNY Revenue of $1B up 6% YoY due to increased liability and loan balances, higher investment banking revenue and increased deposit related fees, primarily offset by a shift to narrower-spread liability products and spread compression in the liability and loan portfolios Overhead ratio of 49% Credit costs reflect an increase in the allowance for credit losses largely due to portfolio activity

$ in millions 1 Actual numbers for all periods, not over/under 2 Reflects increase in allocated capital from $2.2B to $3.0B in 1Q07 3 Includes deposits and deposits swept to on-balance sheet liabilities Treasury & Securities Services Record net income of $352mm up 11% YoY Pretax margin of 32% Liability balances up 12% YoY; Assets under custody up 32% YoY Record revenue up 10% YoY driven by increased product usage and volume by new and existing clients and market appreciation. These benefits were offset partially by narrower spreads affecting liability and F/X products Revenue up 14% QoQ driven by seasonally strong activity in securities lending and depositary receipts Expense up 9% YoY primarily due to higher compensation expense related to business and volume growth as well as investment in new product platforms

$ in millions 1 Actual numbers for all periods, not over/under 2 $5.3B of prime mortgage loans were transferred to Corporate on 1/1/07 Asset Management Record net income of $493mm up 44% YoY Pretax margin of 37% Record revenue of $2.1B up 32% YoY with growth across all client segments Expense up 25% YoY driven by higher incentive compensation and investments in all business segments Assets under management of $1.1T up 23% YoY, including growth of 38% in alternative assets Net AUM inflows of $30B for 2Q07, and $101B for the past twelve months Strong global investment performance 77% of mutual fund AUM ranked in first or second quartiles over past three years; 76% over past five years

1 Discontinued operations relate to the sale of select corporate trust businesses, with net income of $56mm in 2Q06 2 Actual numbers for all periods, not over/under Corporate Total Corporate ($ in millions) Private Equity ($ in millions) Treasury and Other Corporate ($ in millions) Treasury and Other Corporate YTD net loss (excluding adjustments) of $163mm Securities losses of $227mm (pretax) in 2Q07 Private Equity gains and Corporate results will be volatile

Capital Management 1 See note 1 on slide 14 Repurchased 36.7mm shares for $1.9B in 2Q07 $ in billions

Notes on non-GAAP financial measures This presentation includes non-GAAP financial measures. TCE as used on slide 2 for purposes of a return on tangible common equity and presented as Tangible Common Equity on slide 13 (line 1) is defined as common stockholders' equity less identifiable intangible assets (other than MSRs) and goodwill. TCE as used in slide 13 (line 8) in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders' equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm's capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies. Financial results are presented on a managed basis, as such basis is described in the firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and in the Annual Report on Form 10-K for the year ended December 31, 2006 (as amended). All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.

Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase's results to differ materially from those described in the forward-looking statements can be found in the firm's Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 and in the Annual Report on Form 10- K for the year ended December 31, 2006 (as amended), filed with the Securities and Exchange Commission and available at the Securities and Exchange Commission's Internet site (http://www.sec.gov).